UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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Schedule 14A

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(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Kindly MD, Inc.
(Name of Registrant as Specified in its Charter)

_________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

ONLINE VOTING To vote your proxy electronically, please go to www.vstocktransfer.com/proxy and click “Proxy Voter Login.” You must reference your 12-digit control number listed below. Vstock Transfer, LLC 18 Lafayette Place Woodmere, New York 11598 CONTROL # REQUESTING A PAPER OR ELECTRONIC COPY OF THE PROXY MATERIALS * SPECIMEN * 1 MAIN STREET ANYWHERE PA 99999-9999 Have this notice available when you request a paper or electronic copy of the proxy materials: By telephone please call (toll free) 1-855-987-8625 or by email at: vote@vstocktransfer.com Please include the company name and your account number in the subject line. Kindly MD, Inc. Important Notice Regarding the Availability of Proxy Materials for the 2025 Annual Meeting of Stockholders to be Held on December 17, 2025 This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the Proxy Materials before voting. If you would like to receive a paper or e-mail copy of these Proxy Materials, you must request one. There is no charge for the Proxy Materials to be mailed to you. Please make your request for a copy as instructed below on or before December 3, 2025 to facilitate a timely delivery. ACCESSING YOUR PROXY MATERIALS ONLINE The following Proxy Materials are available to you to review at: https://ts.vstocktransfer.com/irhlogin/I-KINDLYMD Notice of the Annual Meeting of Stockholders; Proxy Statement for the Annual Meeting of Stockholders; Annual Report on Form 10-K for the year ending December 31, 2024, as amended; and The Form of Proxy Card, and any amendments to the foregoing materials that are required to be furnished to stockholders. PROXY STATEMENT OVERVIEW The 2025 annual meeting of stockholders (the “2025 Annual Meeting”) of Kindly MD, Inc. (the “Company”), will be held virtually on December 17, 2025, at 8:30 a.m. Mountain Time at the following link: Proposals to be voted at the meeting are listed below along with the Board of Directors’ recommendations. 1. To elect two Class I director nominees named in the proxy statement to serve on the Board of Directors; 2. To approve the conversion of Kindly MD, Inc. from a Utah corporation to a Delaware corporation; 3. To ratify the appointment of Sadler, Gibb & Associates, LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025; and 4. To approve the adjournment of the 2025 Annual Meeting to a later date or dates, if necessary, to permit further solicitation and voting of proxies in the event there are not sufficient votes in favor of any of proposals 1-3 or if there are not sufficient shares present to establish a quorum. Note: To transact such other business as may properly come before the 2025 Annual Meeting or any continuations, adjournments or postponements thereof. The Board of Directors recommends that you vote your shares FOR ALL the director nominees in Proposal 1, and FOR Proposals 2, 3, and 4. https://meeting.vstocktransfer.com/KINDLYDEC25 PLEASE NOTE - YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares, please follow the instructions above. * SPECIMEN * AC:ACCT9999 90.00